Exhibit 10.1

ALLIED NEVADA GOLD CORP.

NOTICE AND ACKNOWLEDGEMENT

From:	Allied Nevada Gold Corp.
9604 Prototype Court
Reno, Nevada 89521
U.S.A.
Attention: Hal Kirby, CFO

As announced by press release dated July 12, 2007 of Allied Nevada Gold Corp. (the “Company”),  this notice serves to confirm that the Offering, as such term is defined in the subscription agreement between you and the Company (the “Subscription Agreement”), has  been amended in the manner described in the press release, and accordingly, by this notice the Subscription Agreement shall be deemed  amended by deleting the terms as set forth on Schedule A (Term Sheet) opposite “Offering” and “Amount” on the first page thereof and “Participation of Insiders and Fees to Quest” on the second page thereof and replacing such terms in their entirety as follows:

Offering:	3,696,000 Units. Each Unit will consist of one Common Share and one Common Share purchase warrant.

Amount:	CDN$17,000,000

Participation of Insiders and Fees to Quest:

Executive officers of the Company have expressed an intention to subscribe for CDN$6,435,400 of the Offering. Robert M. Buchan, the Chairman of the Company, has expressed his intention to subscribe for CDN$4,002,000 of this amount. Robert Buchan is also the Chairman of Quest Securities Corporation which will receive finder’s fees with respect to Units sold to persons introduced to the Company by Quest Securities Corporation in connection with the Offering.

Unless you advise otherwise, the Company will proceed to the closing of your subscription on July 13, 2007 (or as soon as possible thereafter). We nevertheless would appreciate your acknowledgement of the above amendments to the Subscription Agreement by signing and returning this notice and acknowledgement to Global Resource Investments, Ltd. via fax at 760-943-3940 who will forward onto Allied Nevada on your behalf.

Name of Subscriber – please print

By:
Authorized Signature

Official Capacity or Title, if any (please print)

Name of Authorized Signing Authority (please print)

ALLIED NEVADA GOLD CORP.

SUBSCRIPTION AGREEMENT FOR UNITS

TO:                         ALLIED NEVADA GOLD CORP.

The Subscriber (as hereinafter defined) hereby irrevocably subscribes for and agrees to purchase from Allied Nevada Gold Corp. (the “Company”) that number of units of the Company (the “Units”) set out below at a price of $4.60 per Unit.  Each Unit is comprised of one share of the Company’s common stock, par value $0.001 per share (the “Common Shares”) and one Common Share purchase warrant (the “Warrants”).  Each  Warrant is exercisable for one Common Share at an exercise price of $5.75 for 24 months following the Closing Date. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including, without limitation, the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber acknowledges that this is a non-brokered private placement, and that Quest Securities Corporation and Global Resource Investments Ltd. are acting as finders (together, the “Finders”) and each will receive a finder’s fee and finder’s warrants as described in the Term Sheet.  The Subscriber further agrees, without limitation, that the Company may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.  All amounts are in Canadian dollars unless otherwise specified.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Number of Units: $4.60
(Name of Subscriber)

Account Reference (if applicable):
By:	Aggregate Subscription Cost: (the “Subscription Amount”)
Authorized Signature

(Official Capacity or Title — if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

(Subscriber’s Address, including Municipality and Province/State)

(Telephone Number)                           (Email Address)

Please complete if purchasing as agents or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agents for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

Account Registration Information: (Name) (Account Reference, if applicable) (Address, including Postal or Zip Code)	Delivery Instructions as set forth below: (Name) (Account Reference, if applicable) (Address) (Contact Name) (Telephone Number)

Number and kind of securities of the Company held, directly or indirectly, if any:

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
UNITS

ARTICLE 1 - INTERPRETATION

1.1                                                                               Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

 “Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in the City of Toronto are not open for business.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Closing Time” shall have the meaning ascribed to such term in Section 4.1.

“Common Shares” means shares of common stock in the capital of the Company.

“Company” means Allied Nevada Gold Corp. and includes any successor corporations to or of the Company.

“Disclosed Principal” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Finders” means Quest Securities Corporation and Global Resource Investments Ltd.

“Insider” means (a) a director or senior officer of the Company (or a subsidiary of the Company), (b) any person who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding or (c) an insider of a person described in (a) or (b) above.

“U.S. Accredited Investor” means an “accredited investor”, as defined in Rule 501(a) of the U.S. Securities Act.

“Jurisdiction” means the provinces of Ontario and British Columbia.

“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators.

“Offering” means the offering of Units pursuant to this Subscription Agreement.

“person” means any individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and every other form of legal or business entity of whatever nature or kind, and pronouns have a similar extended meaning.

“Public Record” means the Company’s reports and other disclosure documents filed on EDGAR and SEDAR (as such terms are defined is Schedule “C”).

“Purchased Securities” means the Units purchased by the Subscriber pursuant to this Agreement.

“Registration Statement” means the registration statement or statements of the Company on Form S-1 (or such other form as appropriate) that may be filed with the SEC in order to register, for resale under the U.S. Securities Act, the Common Shares forming part of the Units and Warrant Shares.

“Regulation D” means Regulation D under the U.S. Securities Act.

“Regulation S” means Regulation S under the U.S. Securities Act.

“Rule 144” means Rule 144 under the U.S. Securities Act.

“SEC” means the United States Securities and Exchange Commission.

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in the Jurisdictions, the applicable policy statements issued by the securities regulators in the Jurisdictions, the securities laws of the United States, any applicable States and any jurisdictions outside of Canada and the United States, the regulations and rules thereunder and the forms prescribed thereby and the rules of any applicable stock exchange.

“State” means any one of the 50 states of the United States of America or the District of Columbia.

“Subscriber” means the person purchasing the Units as set out on the face page of this Subscription Agreement and includes, as applicable, each Disclosed Principal for whom it is acting.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement.

“Subscription Amount” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Term Sheet” means the term sheet attached hereto as Schedule “A”.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Units” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“U.S. Accredited Investor Status Certificate” means the certificate attached hereto as Schedule “C” which is required to be completed by a Subscriber who is resident in the United States

“U.S. Person” has the meaning set forth in Rule 902(k) of Regulation S under the U.S. Securities Act.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“Warrants” means the common share purchase warrants of the Company that partly comprise the Units, as described on the face page hereof.

“Warrant Shares” means the Common Shares of the Company issuable upon exercise of the Warrants.

1.2                                                                               Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3                                                                               Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in Canadian dollars.

1.4                                                                               Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement.  The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer.  Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 - SCHEDULES

2.1                                                                               Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”	—	Term Sheet
Schedule “B”	—	Accredited Investor Status Certificate
Schedule “C”	—	U.S. Accredited Investor Status Certificate

ARTICLE 3- SUBSCRIPTION AND DESCRIPTION OF UNITS

3.1                                                                               Subscription for Units

The Subscriber hereby confirms its subscription for and offer to purchase the Units from the Company, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount, which is payable as described in Article 4 hereto.

3.2                                                                               Creation and Issuance of Units and Registration Statement Requirement

The Units shall be created and issued by the Company and evidenced by Common Share and Warrant certificates to be dated as of the Closing Date.  The Term Sheet, a copy of which is attached hereto as Schedule “A”, summarizes the terms of the Units.

The Company undertakes to make best efforts to file a Registration Statement and have such Registration Statement declared effective by the SEC within 180 days of Closing to register the resale of the Common Shares forming part of the Units; provided that the Company will in no way be liable to the Subscriber if notwithstanding such efforts such declaration does not occur within the foregoing time period or at all.

The Company also undertakes to make best efforts to prepare and file with the SEC a registration statement on Form S-1 (or such other form as appropriate) covering the resale of the Warrant

Shares, with such registration statement to be filed with the SEC no earlier than six months after the SEC declares effective the Registration Statement contemplated in the preceding paragraph.

3.3                                                                               by the Company

The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Company representing the Subscription Amount will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

ARTICLE 4 - CLOSING

4.1                                                                               Closing

Delivery and sale of the Units and payment of the Subscription Amount will be completed (the “Closing”) at the offices of the Company’s counsel, Cassels Brock & Blackwell LLP in Toronto, Ontario at 10:00 a.m. (Toronto time) (the “Closing Time”) on a date to be no later than July 5, 2007 or such other place, date or time as the Company may decide (the “Closing Date”). The Subscriber shall deliver to the Company its completed Subscription Agreement and payment of the aggregate Subscription Amount against delivery by the Company of certificates representing the Common Shares and Warrants comprising the Units and such other documentation as may be required pursuant to this Subscription Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Company, as applicable, to the Subscriber of certificates representing the Common Shares and Warrants comprising the Units) have not been complied with, the Company and the Subscriber will have no further obligations under this Subscription Agreement.

4.2                                                                               Conditions of Closing

The Subscriber acknowledges and agrees that the obligations of the Company hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)                                  payment by the Subscriber of the Subscription Amount by certified cheque or bank draft payable to Allied Nevada Gold Corp. in Canadian dollars or the U.S. dollar equivalent based on Bank of Canada noon rate of U.S.$0.9367 for Cdn.$1.00 published on June 22, 2007.  Funds can also be paid by wire transfer as follows:

For payment in Canadian Funds:

Intermediary Bank:	Toronto Dominion Bank, Toronto
Intermediary Bank SWIFT BIC:	TDOMCATTTOR

Beneficiary’s Bank:	Wells Fargo Bank, N.A.
Beneficiary’s Bank SWIFT BIC:	WFBIUS6S

Beneficiary’s Account Number:	7986022874
Beneficiary’s Name:	Allied Nevada Gold Corp
Beneficiary’s Address:	7961 Shaffer Parkway
Suite 5
Littleton CO USA 80127
Reference:	attn Correy Jones 303 863 6888

For payment in U.S. Funds:

From the United States:

Beneficiary’s Bank	Wells Fargo Bank, N.A.
ABA / Routing Number	121000248

Beneficiary’s Account Number:	7986022874
Beneficiary’s Name:	Allied Nevada Gold Corp
Beneficiary’s Address:	7961 Shaffer Parkway
Suite 5
Littleton CO USA 80127

From Canada:

Beneficiary’s Bank:	Wells Fargo Bank, N.A.
Beneficiary’s Bank SWIFT BIC:	WFBIUS6S

Beneficiary’s Account Number:	7986022874
Beneficiary’s Name:	Allied Nevada Gold Corp
Beneficiary’s Address:	7961 Shaffer Parkway
Suite 5
Littleton CO USA 80127

(b)                                 the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

Allied Nevada Gold Corp.

1380 Greg Street

Suite 203

Sparks, Nevada

89431 U.S.A.

Attention:  Scott Caldwell

Fax:           (775) 358-4458

with a copy to:

Cassels Brock & Blackwell LLP
2100 Scotia Plaza
40 King Street West
Toronto, Ontario  M5H 3C2

Attention:  Cam Mingay

Fax:            (416) 640-3163

(c)                                  the Subscriber having properly completed, signed and delivered Schedule “B” or Schedule “C” hereto, as applicable.

ARTICLE 5- REPRESENTATIONS AND WARRANTIES OF
THE COMPANY

5.1                                                                               Representations, Warranties and Covenants of the Company

The Company hereby represents and warrants to, and covenants with the Subscriber as follows and acknowledges that the Subscriber is relying on such representations, warranties and covenants in connection with the transactions contemplated herein:

(a)                                   The Company has been duly incorporated and is validly existing under the laws of its jurisdiction of existence, has all requisite corporate power and authority and is duly qualified and possesses all material certificates, authority, permits and licences issued by the appropriate state, municipal, federal regulatory agencies or bodies necessary (and has not received or is not aware of any adverse modification or revocation to such licences, authority, certificates or permits) to carry on its business as now conducted and to own its properties and assets and the Company has all requisite corporate power and authority to carry out its obligations under this Subscription Agreement.

(b)                                  The Company shall ensure that the Common Shares and Warrants comprising the Units are duly issued and created and shall have the attributes corresponding in all material respects to the description thereof set forth in this Subscription Agreement.

(c)                                   As soon as reasonably possible after the Closing, the Company shall execute and file with the relevant securities regulatory authorities all forms, notices and certificates required to be filed pursuant to the Securities Laws in the time required by the applicable Securities Laws.

(d)                                  All necessary corporate action will have been taken by the relevant Closing Date to authorize the issue and sale of, and the delivery of certificates representing, the Common Shares and the Warrants and, upon payment of the requisite consideration for the Common Shares and the Warrants that comprise the Units, will be validly issued as fully paid and non assessable securities of the Company.

(e)                                   None of the offering and sale of the Units, the execution and delivery of this Agreement, the compliance by the Company with the provisions of this Agreement or the consummation of the transactions contemplated herein and therein including, without limitation, the issue of the Units to the Subscriber (or disclosed principal, as applicable) for the consideration and upon the terms and conditions as set forth herein, do or will (i) require the consent, approval, or authorization, order or agreement of, or registration or qualification with, any governmental agency, body or authority, court, stock exchange, securities regulatory authority or other Person, except (A) such as have been obtained, or (B) such as may be required under Securities Laws and will be obtained by the Closing Date, or (ii) conflict with or result in any breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which it or any of the properties or assets thereof is bound, or the articles or by laws of the Company or any resolution passed by the directors (or any committee thereof) or shareholders of the

                                                 Company, or any statute or any judgment, decree, order, rule, policy or regulation of any court, governmental authority, arbitrator, stock exchange or securities regulatory authority applicable to the Company or any of the properties or assets thereof which could have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company.

(f)                                     The Company has full corporate power and authority to enter into this Agreement and to do all acts and things and execute and deliver all documents as are required hereunder and thereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and thereof and the Company will have taken, by the relevant Closing Date, all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to observe and perform the provisions of this Agreement in accordance with the provisions hereof and thereof including, without limitation, the issue of the Purchased Securities to the Subscriber (or disclosed principal, as applicable) for the consideration and upon the terms and conditions set forth herein.

(g)                                  This Agreement has been duly authorized, executed and delivered by the Company and, subject to acceptance by the Company, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

(h)                                  The Company has conducted and is conducting the business thereof in compliance in all material respects with all applicable laws, rules, regulations, tariffs, orders and directives of each jurisdiction in which it carries on business and possesses all material approvals, consents, certificates, registrations, authorizations, permits and licenses issued by the appropriate provincial, state, municipal, federal or other regulatory agency or body necessary to carry on the business currently carried on by it, is in compliance in all material respects with the terms and conditions of all such approvals, consents, certificates, authorizations, permits and licenses and with all laws, regulations, tariffs, rules, orders and directives material to the operations thereof. The Company has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Units.

(i)                                      The Company is not in violation of any term of the articles or by laws thereof.  The Company is not in violation of any term or provision of any agreement, indenture or other instrument applicable to it which would, or could, result in any material adverse effect on the business, condition (financial or otherwise), capital, affairs or operations of the Company, nor is the Company in default in the payment of any obligation owed which is now due and there is no action, suit, proceeding or investigation commenced, pending or, to the knowledge of the Company after due inquiry, threatened which, either in any case or in the aggregate, might result in any material adverse effect on the business, condition (financial or otherwise), capital, affairs, prospects or operations of the Company or in any of the material properties or assets thereof or in any material liability on the part of the Company or which places, or could place, in question the validity or enforceability of this Agreement or any document or instrument delivered, or to be delivered, by the Company pursuant hereto or thereto.

(j)                                      There are no actions, suits, proceedings, inquiries or investigations existing, pending or, to the knowledge of the Company after due inquiry, threatened against or which adversely affect the Company or to which any of the property or assets thereof is subject, at law or equity, or before or by any court, federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially adversely affect the condition (financial or otherwise), capital, property, assets, operations or business of the Company or the ability of the Company to perform the obligations thereof and the Company is not subject to any judgement, order, writ, injunction, decree, award, rule, policy or regulation of any governmental authority, which, either separately or in the aggregate, may result in a material adverse effect on the condition (financial or otherwise), capital, property, assets, operations or business of the Company or the ability of the Company to perform its obligations under this Agreement.

(k)                                   No order ceasing or suspending trading in the securities of the Company nor prohibiting sale of such securities has been issued to the Company or its directors, officers or promoters and to the best of the Company’s knowledge no investigations or proceedings for such purposes are pending or threatened.

ARTICLE 6 - ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

6.1                                                                               Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Company as follows and acknowledges that the Company is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)                                  The Subscriber certifies that it is resident in the jurisdiction set out on the face page of this Subscription Agreement.  Such address was not created and is not used solely for the purpose of acquiring the Units and the Subscriber was solicited to purchase in such jurisdiction.

(b)                                 If the Subscriber is not a person in the United States or a U.S. Person, or not purchasing the Units on behalf of a person in the United States or a U.S. Person:

(i)                                     the Subscriber has properly completed, executed and delivered to the Company Schedule “B” hereto (dated as of the date hereof), as applicable and the information contained therein is true and correct;
(ii)                                  the representations, warranties and covenants contained in Schedule “B” will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time;
(iii)                               neither the Subscriber nor any Disclosed Principal is a U.S. Person nor subscribing for the Units for the account or benefit of a U.S. Person or for resale in the United States and the Subscriber confirms that the Units have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States;
(iv)                              the Subscriber acknowledges that the Common Shares and the Warrants comprising the Units and the Common Shares issuable upon the exercise of the Warrants have not been registered under the U.S. Securities Act and may not be offered or sold in the United States or to a U.S. Person unless the securities are registered under the U.S. Securities Act and all applicable State securities laws or an exemption from such registration requirements is available, and further agrees that hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act;
(v)                                 the Subscriber and if applicable, the Disclosed Principal for whom the Subscriber is acting, understands that the Company is the seller of the Units and underlying securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Except as otherwise permitted by Regulation S, the Subscriber and if applicable, the Disclosed Principal for whom the Subscriber is acting, agrees that it will not, during a one year distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Units or underlying securities other than to a non-U.S. Person;
(vi)                              the Subscriber and if applicable, the Disclosed Principal for whom the Subscriber is acting, acknowledges and understands that in the event the Units or underlying securities are offered, sold or otherwise transferred by the Subscriber or if applicable, the Disclosed Principal for whom the Subscriber is acting, to a non-U.S. Person prior to the expiration of a one year distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act; and
(vii)                           neither the Subscriber nor any Disclosed Principal will offer, sell or otherwise dispose of the Common Shares and Warrants comprising the Units or the Warrant Shares in the United States or to a U.S. Person unless the Company has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or the SEC has declared effective a registration statement in respect of such securities.

(c)                                  If the Subscriber is a person in the United States or a U.S. Person, or is purchasing the Units on behalf of a person in the United States or a U.S. Person, the Subscriber:

(i)                                     is either:
(A)                              purchasing the Units as principal for its own account and not for the benefit of any other Person and is a U.S. Accredited Investor, as set out in Schedule C; or
(B)                                  subscribing for the Units as agent for a beneficial principal disclosed on the execution page of this Agreement, and it is an agent or trustee and each disclosed principal for whom it is subscribing is a U.S. Accredited Investor, as set out in Schedule B and is purchasing as principal for his/her/its own account and not for the benefit of any other Person; and
(C)                                  it has concurrently executed and delivered a certificate in the form of the attached Schedule C.
(ii)                                  The provisions of paragraph (a) of this subsection will be true and correct both as of the date of execution of this Agreement and as of the Closing Date.
(iii)                               It acknowledges and consents to the release by the Company of certain information regarding its subscription, including its name, address, telephone number and registration instructions, the number of Units purchased, the number of shares held, its status as a subscriber as represented in Schedule B hereto, and, if applicable, information regarding the beneficial ownership of the Subscriber or its principal, in compliance with the Securities Laws or as otherwise required by law of the Company and for the purposes of arranging for the preparation of the certificates representing the Units.

(d)                                 If the Subscriber or any Disclosed Principal is not a person described in paragraphs 6.1(b) or 6.1(c) above, the subscription for the Units by the Subscriber does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber resides and does not give rise to any obligation of the Company to prepare and file a prospectus or similar document or to register the Units or to be registered with, or to file any report or notice with, any governmental or regulatory authority.

(e)                                  The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with, or constitute a material default under, or create a state of facts that, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(f)                                    The Subscriber is subscribing for the Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws). If it is subscribing as agent for a Disclosed Principal, it has disclosed the name of the Disclosed Principal on the face page of this Subscription Agreement and acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each Disclosed Principal for whom the Subscriber is acting.

(g)                                 In the case of a subscription for the Units by the Subscriber acting as trustee or agent for a fully managed account or as agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of the fully managed account or Disclosed Principal, as applicable and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or Disclosed Principal, as applicable.

(h)                                 In the case of a subscription for the Units by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber.  This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(i)                                     If the Subscriber is:

(i)                                     a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;
(ii)                                  a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or
(iii)                               an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(j)                                     Other than the Finder, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.  If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Company and the Finder with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(k)                                  The Subscriber is not, with respect to the Company or any of its affiliates, a “control person” as defined under the Securities Laws and the purchase of the Units hereunder and the exercise or deemed exercise of the Units will not result in the Subscriber becoming a control person.

(l)                                     If required by applicable Securities Laws or the Company, the Subscriber will execute, deliver and file, or assist the Company in filing, such reports, undertakings and other documents with respect to the issue and/or sale of the Units as may be required by any securities commission, stock exchange or other regulatory authority.

(m)                               The Subscriber has been advised to consult its own legal advisors with respect to trading in the Common Shares and Warrants comprising the Units and the Warrant Shares and with respect to the resale restrictions imposed by the Securities Laws of the jurisdiction in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities that restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and neither the Company nor the Finder are in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(n)                                 The Subscriber has not received or been provided with a prospectus, registration statement or offering memorandum, within the meaning of the Securities Laws, and the Subscriber’s decision to subscribe for the Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Company.  The Subscriber has had access to and has reviewed, to the extent it deems necessary, the Public Record and the Subscriber’s decision to subscribe for the Units was based solely upon this Subscription Agreement, the Term Sheet attached hereto as Schedule “A” and the Public Record.

(o)                                 The Subscriber is not purchasing Units with knowledge of material information concerning the Company that has not been generally disclosed.

(p)                                 No person has made any written or oral representations:

(i)                                     that any person will resell or repurchase the Common Shares, Warrants comprising the Units or the Warrant Shares;
(ii)                                  that any person will refund the Subscription Amount; or
(iii)                               as to the future price or value of the Units or common shares in the capital of the Company.

(q)                                 There are risks associated with the purchase of and investment in the Units and the Subscriber has such knowledge and experience that it is capable of evaluating the merits and risks of an investment in the Common Shares, Warrants and Warrant Shares and fully understands the restrictions on resale of the Common Shares, Warrants and Warrant Shares and is capable of bearing the economic risk of the investment.

(r)                                    The funds representing the Subscription Amount that will be advanced by the Subscriber to the Company hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best of its knowledge (a) none of the Subscription Amount to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

6.2                                                                               Additional Acknowledgments and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder,  hereby acknowledges, covenants and agrees as follows:

(a)                                  It has received and reviewed a copy of the Term Sheet setting out the principal terms of the Offering.

(b)                                 No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body or similar regulatory authority has reviewed or passed on the merits of the Units, the Common Shares, Warrants, or Warrant Shares.

(c)                                  The Units shall be subject to statutory resale restrictions under the securities laws of the jurisdiction in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Common Shares or Warrants comprising the Units except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and neither the Company nor the Finder are in any way responsible) for such compliance.

(d)                                 The ability to transfer the Common Shares, Warrants and Warrant Shares is limited by, among other things, applicable Securities Laws and the Company shall refuse, and shall instruct its transfer agents to refuse, to register any transfer that does not comply with the Securities Laws.

(e)                                  The certificates representing the Common Shares, Warrants (and Warrant Shares if issued prior to the expiry of four months after the Closing Date) will bear a legend substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER [THE CLOSING DATE].”

The certificates representing the Common Shares, Warrants and Warrant Shares will bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE  SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.”

(f)                                    The Company is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Units under applicable Securities Laws and the Subscriber agrees to indemnify the Company its directors, officers and agents against all losses, claims, costs, expenses, damages or liabilities that any of them may suffer or incur as a result of or arising from reliance thereon.  The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Time.

(g)                                 The Company is relying on an exemption from the requirement to provide the Subscriber with a prospectus or registration statement under the Securities Laws and, as a consequence of acquiring the Units pursuant to such exemption, certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(h)                                 The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

(i)                                     There is no government guaranty or insurance covering the Warrants or Common Shares.

(j)                                     There are risks associated with the purchase of the Units and the Subscriber may lose his, her or its entire investment.

(k)                                  This Subscription Agreement and the schedules hereto require the Subscriber to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Units under the Securities Laws and other applicable securities laws, preparing and registering certificates representing Units to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber’s personal information may be disclosed by the Company and its advisors to: (a) stock exchanges or securities regulatory authorities, (b) the tax authorities, and (c) any of the other parties involved in the Offering, including legal counsel and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described in section 6.1(m) hereof as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal.

(l)                                     Upon the listing of the Common Shares forming part of the Units and the Warrant Shares on the Toronto Stock Exchange or any Canadian stock exchange, prior to the effectiveness of a registration statement, such securities may trade on such Canadian stock exchange on a restricted basis.  No Canadian broker-dealer would be permitted, under the U.S. Securities Act, to execute a transaction in those securities on a Canadian stock exchange if that member knows that the purchaser is in the United States or a U.S. Person or is acting for the account or benefit of a U.S. Person.  Also, the Canadian broker-dealer must make reasonable efforts to ascertain whether a purchaser is in the United States or is a U.S. Person or is acting for the account or benefit of a U.S. Person and implement measures designed to assure reasonable compliance with this requirement.

(m)                               If the Subscriber is resident in or otherwise subject to the Securities Laws applicable in the Province of Ontario, the information provided by the Subscriber on the face page of this Subscription Agreement identifying the name, address and telephone number of the Subscriber, the number of Units being purchased hereunder and the total purchase price as well as the Closing Date and the exemption that the Company is relying on in selling the Units to the Subscriber will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of the Province of Ontario. Each Subscriber (for certainty including each Disclosed Principal) hereby authorizes the indirect collection of such information by the Ontario Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the Subscriber should contact the Ontario Securities Commission, Administrative Assistant to the Director of Corporate Finance at (416) 593-8086 or in person or writing at Suite 1900, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

ARTICLE 7 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1                                                                               Survival of Representations, Warranties and Covenants of the Company

The representations, warranties and covenants of the Company contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber.

7.2                                                                               Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Company with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares and Warrants comprising the Units, or the Warrant Shares issuable upon exercise of the Warrants, and shall continue in full force and effect for the benefit of the Company.

ARTICLE 8 - FINDERS’ FEE

8.1                                                                               Finders’ Fee

The Subscriber understands that, in connection with the issue and sale of the Units pursuant to the Offering, the Finders will receive from the Company a finder’s fee and finder warrants as described in the Term Sheet.

ARTICLE 9 - MISCELLANEOUS

9.1                          Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.2                          Notices

(a)                                  Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(i)                                     in the case of the Company, to:

Allied Nevada Gold Corp.

1380 Greg Street

Suite 203

Sparks, Nevada

89431 U.S.A.

Attention:  Scott Caldwell
Fax:           (775) 358-4458

with a copy to:

Cassels Brock & Blackwell LLP
2100 Scotia Plaza
40 King Street West
Toronto, Ontario  M5H 3C2

Attention:  Cam Mingay
Fax:            (416) 640-3163

and to:

Burns & Levinson LLP
125 Summer Street
Boston, MA
02110 U.S.A.

Attention:  Susan Shapiro
Fax:           (617) 345-3299

in the case of the Subscriber, at the address specified on the face page hereof.

(b)                                 Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day following the day of such transmission.

(c)                                  Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.3                          Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

9.4                          Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.5                          Applicable Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

9.6                          Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid.  This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.7                          Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

9.8                          Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.9                          Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

9.10                        Language

It is the express wish of the Subscriber that the Subscription Agreement and any related documentation be drawn up in English.  Il est de la volonté expressed du souscripteur que la convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise.

The Company hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this              day of                                                  , 2007.

ALLIED NEVADA GOLD CORP.

Per:
Authorized Signing Officer

SCHEDULE A

ALLIED NEVADA GOLD CORP.

TERM SHEET

Issuer:	Allied Nevada Gold Corp. (“Company”)

Offering:	3,409,091 Units. Each Unit will consist of one Common Share and one Common Share purchase warrant.

Warrants:	Each Warrant is exercisable into one Common Share of the Company at CDN $5.75 for 24 months following Closing.

Offering Price:	CDN$4.60 per Unit

Amount:	CDN$15,000,000

Use of Proceeds:	The proceeds from the sale of the Units will be used for the exploration and development of the Company’s Hycroft Mine in Nevada, working capital and general corporate purposes.

Type of Offering:	Non-Brokered Private placement

Commission or Finder’s Fee

A finder’s fee equal to 5% of the gross proceeds of the Offering will be paid to one or more finder(s) in connection with this Offering. In addition, finder(s) will be issued finder warrants exercisable for that number of Units equal to 5% of the Units sold in the Offering, each such warrant to be exercisable for a period of 24 months at an exercise price of $4.60 per share (subject to regulatory approval). Finder(s)’ fees will not be paid with respect to Units purchased by executive officers of the Company.

Selling Jurisdictions:

The Private Placement will be offered to qualified investors in each of the Provinces of Ontario and British Columbia. Subscribers in Ontario and British Columbia must be “accredited investors” (as defined under applicable securities laws, rules or policies in such provinces). The Units only may also be offered in the United States on a private placement basis to individuals and institutions that are “accredited investors”.

Resale Restrictions and Liquidity Obligation in U.S.:

In Canada there will be a four month hold period (pursuant to Multilateral Instrument 45-102).

The Company will file a resale registration statement with the Securities and Exchange Commission (“SEC”) to register the resale of the Common Shares forming part of the Units and shall make best efforts to cause this registration statement effective within 180 days of closing. In addition, the Company will prepare and file with the SEC a registration statement covering the resale of all of the Common Shares issuable on exercise of the Warrants.  Such registration statement shall be filed with the SEC no later than 180 days after the SEC declares effective the registration statement to be filed in connection with registration for resale of the Common Shares comprising the Units.

Warrant Conversion Feature:	The Warrants will be subject to a forced conversion if the Common Shares of the Company close at CDN$11.50 or more for twenty consecutive trading days.

Listing:

The Company is a reporting issuer in Canada and a SEC registrant and its Common Shares are quoted on the Toronto Stock Exchange and the American Stock Exchange under the symbol “ANV”. The Company shall make application to the TSX and AMEX to list the Common Shares issuable hereunder. The Warrants will not be listed on any exchange.

Participation of Insiders and Fees to Quest

Executive officers of the Company has expressed an intention to subscribe for $4,750,000 of the Offering. Robert M. Buchan, the Chairman of the Company has expressed an interest to subscribe for $4,000,000 of this amount. Robert Buchan is also the Chairman of Quest Securities Corporation which will receive finder’s fees with respect to Units sold in connection with the Offering.

Closing:	July 5, 2007, or as extended by the Company.

SCHEDULE “B”

CANADIAN ACCREDITED INVESTOR STATUS CERTIFICATE

The categories listed herein contain certain specifically defined terms.  If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:                         Allied Nevada Gold Corp. (the “Company”)

In connection with the purchase by the undersigned Subscriber of the Units, the Subscriber, on its own behalf and on behalf of each Disclosed Principal for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)                                  the Subscriber is resident in or otherwise subject to the securities laws of one of the provinces of British Columbia or Ontario;

(b)                                 the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person;

(c)                                  the Subscriber is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)                                 the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below; and

(e)                                  upon execution of this Schedule B by the Subscriber, this Schedule B shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	a Canadian financial institution, or a Schedule III bank;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

☐	(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia.

For the purposes hereof, the following definitions are included for convenience:

(a)                                  “Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)                                 “control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)                                  “entity” means a company, syndicate, partnership, trust or unincorporated organization;

(d)                                 “financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)                                  “founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

(f)                                    “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(g)                                 “investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(h)                                 “mutual fund” means an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

(i)                                     “non-redeemable investment fund” means an issuer,

(A) whose primary purpose is to invest money provided by its securityholders,

(B) that does not invest,

(i) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(C) that is not a mutual fund;

(j)                                     “related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(k)                                  “Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(l)                                     “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(m)                               “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person,   directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time.  If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

SCHEDULE C

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:         ALLIED NEVADA GOLD CORP. (the “Company”)

The Subscriber understands and agrees that the Purchased Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or applicable state securities laws, and the Units are being offered and sold to the Subscriber in reliance upon Rule 506 of Regulation D or another available exemption under the 1933 Act.

Capitalized terms used in this Schedule C and defined in the Agreement to which the Schedule C is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the “Subscriber”) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company (and acknowledges that the Company, its officers, directors, employees, agents and professional advisers are relying thereon) that:

(a)                           it is purchasing the Units for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Units has any intention to distribute either directly or indirectly any of the Purchased Securities in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber from selling  or otherwise disposing of any of the Purchased Securities pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)                           it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Units is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Subscriber must initial each appropriate line):

____	Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

____	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

____	Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

____	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

____	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

____	Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

____	Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

____	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

____	Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

____	Category 12.	Any director or executive officer of the Company; or

____	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S. $1,000,000; or

____	Category 14.

A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

____	Category 15.

A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

____	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)                           it has had the opportunity to ask questions of and receive answers from the Company regarding the investment, and has received all the information regarding the Company that it has requested;

(d)                           it has had access to the Internet’s System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and the Electronic Data Gathering and Retrieval System (“EDGAR”) at www.sec.gov and the filings of the Company included therein, and has had access to such other information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Units;

(e)                           it consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(f)                            it has not purchased the Units as a result of any form of General Solicitation or General Advertising, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising; and

(g)                           it acknowledges that the representations, warranties and covenants contained in this Appendix are made by it with the intent that they may be relied upon by the Company in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Units.  It agrees that by accepting Units it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Units and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing